UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2020 (December 1, 2020)

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-3083		62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1415 Murfreesboro Pike	Nashville	Tennessee	37217-2895
(Address of Principal Executive Offices)			(Zip Code)

(615) 367-7000

Registrant's telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 1, 2020, Genesco Inc. (the “Company”) announced that Thomas A. George has been named Senior Vice President – Finance and Interim Chief Financial Officer of the Company, effective December 14, 2020.  Mr. George began employment with the Company as a financial advisor on November 30, 2020.  Mr. George’s appointment is structured around the timing of the filing of the Company’s Annual Report on Form 10-K for the 2022 fiscal year (the “2022 10-K”), and anticipates a six-month mutual checkpoint.

Mr. George, 65, most recently served as chief financial officer of Deckers Brands, a position he held from September 2009 to July 2018. Prior to serving in that role, Mr. George served as chief financial officer of Opthonix, Inc. from 2005 to 2009, and as chief financial officer of Oakley, Inc. from 1997 to 2005.

In connection with his employment, Mr. George will be entitled to receive (subject to proration for the Company’s 2021 fiscal year) an annual base salary of $500,000.  Although Mr. George will not participate in the Company’s EVA Plan, he will be entitled to a discretionary cash bonus of up to $625,000 (with a minimum guarantee of $125,000 (the “Guaranteed Payment”)) for service through the filing of the 2022 10-K subject to Company performance (based on EVA Plan targets) and individual performance objectives. If Mr. George’s employment is involuntarily terminated without cause prior to the filing of the 2022 10-K, he is entitled to payment of a pro rata portion of the Guaranteed Payment based on the number of days employed.

A press release by the Company announcing the appointment is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release Issued by Genesco Inc. on December 1, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: December 1, 2020	By:	/s/ Scott E. Becker
	Name:	Scott E. Becker
	Title:	Senior Vice President, Secretary and General Counsel